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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2005

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         Ohio                    0-4604                      31-0746871
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    (State or other           (Commission                 (I.R.S. Employer
     jurisdiction             File Number)               Identification No.)
   of incorporation)

     6200 S. Gilmore Road, Fairfield, Ohio                   45014-5141
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    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (513) 870-2000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 9, 2005, Cincinnati Financial Corporation (company) entered into a second supplemental indenture (second supplemental indenture), dated as of May 9, 2005, with The Bank of New York Trust Company, N.A. (trustee), which supplemented an indenture (base indenture), dated November 1, 2004, by and between the company and the trustee (together with the second supplemental indenture, the indenture).

The indenture provides for the issuance of $392,249,000 aggregate principal amount of 6.92% senior debentures due 2028 (exchange debentures). Interest is payable on the exchange debentures on each May 15 and November 15 commencing on May 15, 2005. The exchange debentures were issued pursuant to a registration statement that has been filed with the SEC and was declared effective on March 30, 2005.

The exchange debentures are not redeemable prior to maturity.

Under the prospectus, dated April 1, 2005, an event of default is defined as (i) default for 30 days in payment of any interest on the exchange debentures; (ii) failure to pay principal and premium, if any, when due; (iii) failure to observe or perform any other covenant in the indenture or exchange debentures
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(except a covenant or warranty whose breach or default in performance is specifically listed as an events of default), if such failure continues for 30 days after written notice by the trustee or the holders of at least 25 percent in aggregate principal amount of the exchange debentures then outstanding; (iv) uncured or unwaived failure to pay principal of or interest on any other obligation for borrowed money beyond any period of grace if (a) the aggregate principal amount of any such obligation is in excess of $50 million and (b) the company is not contesting the default in such payment in good faith and by appropriate proceedings; or (v) certain events of bankruptcy, insolvency, receivership or reorganization.

The above description of the indenture does not purport to be a complete statement of the parties' rights and obligations under the indenture and the transactions contemplated by the indenture. The above description is qualified in its entirety by reference to the indenture. A copy of the second supplemental indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and a copy of the base indenture has been previously filed as Exhibit 4.1 to the company's Form 8-K dated November 2, 2004. The base indenture and the second supplemental indenture are each incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On April 29, 2005, the company completed its previously announced offer to exchange its outstanding 6.90% senior debentures due 2028 (old debentures) for up to $420 million aggregate principal amount of newly issued exchange debentures (exchange offer). Additionally, the company completed its offer to repurchase up to $420 million aggregate principal amount of old debentures at a price of $999.03 per $1,000 principal amount, which represents the original price of the old debentures, plus interest (rescission offer).

As of the expiration date of the exchange offer and the rescission offer at 9:00 a.m., New York City time, on Friday, April 29, 2005, $392,249,000 aggregate principal amount of the old debentures had been tendered and accepted for exchange in the exchange offer and $68,000 aggregate principal amount of the old debentures had been tendered for repurchase in the rescission offer. On May 4, 2005, the company issued a news release, "Cincinnati Financial Corporation Completes Exchange Offer and Rescission Offer for Its 6.90% Senior Debentures Due 2028," which is attached hereto as Exhibit 99.1, announcing the expiration of the exchange offer and the rescission offer and results.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Exhibit 4.1 - Indenture, dated November 1, 2004, between Cincinnati Financial Corporation and The Bank of New York Trust Company, N.A., as trustee - incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated November 2, 2004

      Exhibit 4.2 - Second Supplemental Indenture, dated May 9, 2005, between Cincinnati Financial Corporation and The Bank of New York Trust Company, N.A., as trustee

      Exhibit 4.3 - Form of 6.92% Senior Debentures Due 2028 (included in
      Exhibit 4.2)

      Exhibit 99.1 - News release dated May 4, 2005, titled "Cincinnati Financial Corporation Completes Exchange Offer and Rescission Offer for Its 6.90% Senior Debentures due 2028"
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CINCINNATI FINANCIAL CORPORATION

Date: May 9, 2005

                            By   /s/ Kenneth W. Stecher
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                                 Kenneth W. Stecher
                                 Chief Financial Officer, Senior Vice President,
                                 Secretary and Treasurer
                                 (Principal Accounting Officer)